Fair Value Measurements	9 Months Ended	12 Months Ended
	Nov. 01, 2014	Feb. 01, 2014
Fair Value Measurements
Fair Value Measurements

5. FAIR VALUE MEASUREMENTS

As defined in ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  ASC 820 establishes a three-level valuation hierarchy for fair value measurements. These valuation techniques are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect less transparent active market data, as well as internal assumptions. These two types of inputs create the following fair value hierarchy:

•	Level 1 — Quoted prices for identical instruments in active markets;
•

Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose significant inputs are observable; and

•	Level 3 — Instruments with significant unobservable inputs.

The table below provides the carrying and fair values of our senior secured term loan facility (“Restated Term Loan Credit Facility”), our 2020 Senior Subordinated Notes and our PIK Notes. The fair value of our Restated Term Loan Credit Facility was determined based on quoted market prices of similar instruments which are considered Level 2 inputs within the fair value hierarchy. The fair values of our notes were determined based on recent trades which are considered Level 1 inputs within the fair value hierarchy.

	November 1, 2014
	Carrying Value	Fair Value
	(In millions)
Senior secured term loan	$2,460	$2,427
Senior subordinated notes	515	514
PIK notes	361	367

Note 10.  Fair Value Measurements

As defined in ASC 820, Fair Value Measurements, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-level valuation hierarchy for fair value measurements. These valuation techniques are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect less transparent active market data, as well as internal assumptions. These two types of inputs create the following fair value hierarchy:

•	Level 1—Quoted prices for identical instruments in active markets
•

Level 2—Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose significant inputs are observable and

•	Level 3—Instruments with significant unobservable inputs

In fiscal 2009, we purchased an interest rate derivative with the objective to cap our exposure to interest rate increases on our senior secured term loan facility that result from fluctuations in the three-month LIBOR. The interest rate cap is measured using widely accepted valuation techniques including a discounted cash flow analysis on the expected cash flows. This analysis reflects the contractual terms of the derivative, including the period to maturity, and uses observable market-based inputs, including interest rate curves and implied volatilities. The fair value of the interest rate cap is determined using the market methodology of discounting the future expected variable cash receipts that would occur if variable interest rates rise above the strike rate of the cap. The variable cash receipts are based on an expectation of future interest rates (forward curves) derived from observable market interest rate curves. These factors are considered Level 2 inputs within the fair value hierarchy. As of February 1, 2014, the fair value of the cap was immaterial. See Note 9 for additional information on our derivative instruments.

In 2010, the Company acquired ScrapHD, an online scrapbooking business. In connection with the acquisition, there was a contingent cash obligation based on operating performance through fiscal 2012. As a result of negative operating results, we estimated the fair value of ScrapHD to be zero as of February 2, 2013, which resulted in a reduction in the fair value of our contingent consideration liability from an immaterial amount as of January 28, 2012, to zero as of February 2, 2013. Due to the previously discussed factors, we recorded an impairment charge in fiscal 2012 of $7 million for long-lived assets associated with our online scrapbooking business and a goodwill impairment charge of $1 million, which represents the carrying amount of ScrapHD's goodwill.

Long-lived assets held for use consists of our stores tested for impairment as a result of our impairment review, as more fully described in Note 1. The inputs used to measure the fair value of these long-lived assets are considered Level 3 inputs within the fair value hierarchy. As a result of our impairment review, we recorded an impairment charge of $2 million in fiscal 2013, did not have an impairment charge in fiscal 2012 and recorded less than $1 million in impairment charges in fiscal 2011.

We have also performed the required impairment review related to goodwill, as more fully described in Note 1. Based on our review at February 1, 2014, we do not believe it is more likely than not that the carrying amount exceeds our fair value.

The table below provides the carrying and fair values of our senior secured term loan and notes as of February 1, 2014. The fair values of our senior secured term loan, senior subordinated notes, and PIK Notes were determined based on quoted market prices which are considered Level 2 inputs within the fair value hierarchy. The fair value of our Senior notes was determined based on recent trades which are considered Level 1 inputs within the fair value hierarchy.

(In millions)	Carrying value	Fair value

Senior secured term loan	$1,628	$1,637
Senior notes	1,006	1,075
Senior subordinated notes	260	259
PIK Notes	800	822